MASSMUTUAL SELECT FUNDS

Supplement dated March 8, 2007 to the

Prospectus dated March 31, 2006

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.

The following information replaces the information for the Destination Retirement Funds found on page 54:

The following table lists each Destination Retirement Fund’s approximate asset allocation among equity and fixed income & short term/money market funds as of March 2, 2007. The table also lists the approximate asset allocation, as of March 2, 2007, to certain underlying MassMutual Funds in which a Destination Fund currently invests 5% or more. Other underlying MassMutual Funds in which the Destination Retirement Funds currently invest are listed below the table. MassMutual may change these percentages over time and may invest in any other MassMutual Funds, including any MassMutual Funds that may be created in the future.

Investment Option Categories	Destination Retirement Income	Destination Retirement 2010	Destination Retirement 2020	Destination Retirement 2030	Destination Retirement 2040
Equity	24.6%	36.7%	55.4%	79.5%	97.0%

Domestic Equity

Select Fundamental Value (Wellington)	1.4%	1.8%	4.0%	7.6%	9.8%

Select Large Cap Value (Davis)	1.4%	1.6%	3.0%	4.8%	5.9%

Select Diversified Value (AllianceBernstein)	0.4%	0.5%	1.7%	3.6%	5.0%

Premier Enhanced Index Value (Babson Capital)	2.6%	5.7%	5.7%	4.9%	5.9%

Select Growth Equity (GMO)	4.0%	5.7%	5.1%	7.6%	8.9%

Select Aggressive Growth (Sands Capital/DMC)	1.0%	1.4%	4.1%	7.1%	8.5%

Premier Enhanced Index Growth (Babson Capital)	0.5%	2.3%	3.7%	4.5%	6.0%

Select Mid-Cap Value (Cooke & Bieler)	1.0%	2.0%	4.0%	4.1%	5.1%

International Equity

Select Overseas (Harris/MFS)	2.6%	3.8%	6.5%	9.1%	10.4%

Premier International Equity (OFI Institutional)	1.2%	1.8%	2.5%	4.0%	5.3%

Investment Option Categories	Destination Retirement Income	Destination Retirement 2010	Destination Retirement 2020	Destination Retirement 2030	Destination Retirement 2040
Fixed Income & Short Term/Money Market	75.4%	63.6%	44.6%	20.5%	3.1%

Premier Core Bond (Babson Capital)	18.1%	16.3%	12.6%	4.5%	0.6%

Premier Diversified Bond (Babson Capital)	14.5%	13.0%	10.1%	4.5%	0.6%

Premier Inflation-Protected Bond (Babson Capital)	19.1%	15.3%	13.3%	8.2%	1.0%

Premier Short-Duration Bond (Babson Capital)	15.1%	11.1%	6.1%	1.0%	0.0%

Premier Money Market (Babson Capital)	5.0%	5.0%	0.0%	0.0%	0.0%

Note: The allocation percentages have been rounded to one decimal place. The allocation among equity and fixed income & short term/money market funds may therefore not equal 100%.

Other underlying MassMutual Funds in which the Destination Retirement Funds currently invest include: Premier Value (OFI Institutional), Select Blue Chip Growth (T. Rowe Price), Premier Capital Appreciation (OFI), Select Focused Value (Harris/Cooke & Bieler), Select Mid Cap Growth Equity (Navellier), Select Mid Cap Growth Equity II (T. Rowe Price), Select Small Company Value (Clover/T. Rowe Price/Earnest Partners), Select Small Cap Value Equity (SSgA FM), Select Emerging Growth (DMC/Insight Capital), Select Small Cap Growth Equity (Waddell & Reed/Wellington), Select Small Company Growth (Mazama/Eagle), Select Small Cap Core Equity (GSAM), Premier Main Street Small Cap (OFI Institutional), Select Diversified International (AllianceBernstein) and Premier Strategic Income (OFI Institutional).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M-06-5